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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-36789 and 333-72316) of Bitstream Inc. of our report dated Februaury 18, 2003 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 31, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS